EXHIBIT 10.1

FCCC, INC.
NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (the “Agreement”) dated as of 21 September, 2020 is made and entered into by and among FCCC, Inc., a Connecticut corporation (the “Company”), and each purchaser listed on Schedule I hereto (each, an “Investor”).

RECITALS

The Company is seeking to raise financing for potential merger and acquisition transactions and for general corporation purposes. The Investors desire to lend funds to the Company on the terms and conditions set forth in this Agreement.

TERMS AND CONDITIONS

Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. NOTES. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Investor, and each Investor, severally and not jointly, hereby agrees to purchase one or more convertible promissory note(s) (each, a “Note”) in an aggregate principal amount not to exceed the amount set forth beside the Investor’s name on Schedule I under the heading “Aggregate Loan Amount” (the “Aggregate Loan Amount”).Each Note shall be in substantially the form attached as Exhibit A. The Company’s obligations to each Investor shall be evidenced by the Notes delivered to the Investors on the applicable date of Closing.

2. CLOSINGS.

(a) INITIAL CLOSING. The initial closing of the sale and purchase of the Notes will be held on the date hereof (the “Initial Closing”) or at such other time as the Company and the Investors shall agree. At the Initial Closing, the Company shall deliver to each initial Investor a Note in the principal amount set forth opposite such initial Investor’s name on Schedule I under the heading “Principal Amount of Note at Initial Closing”.

(b) ADDITIONAL CLOSINGS. Each of the Investors acknowledges and agrees that the Company may issue and sell additional Notes after the Initial Closing at one or more closings on or before March 30, 2021 (each an “Additional Closing” and, together with the Initial Closing, the “Closings”) to Investors already party to this Agreement (the “Existing Investors”) or to new Investors (the “Additional Investors”), such that the aggregate principal amount of Notes issued pursuant to this Agreement will not exceed $150,000.The issuance and sale of the additional Notes will be on the same terms as the sale of Notes at the initial closing.

(c) ADDITIONAL CLOSINGS. At each Additional Closing, each Additional Investor purchasing Notes at that Closing will become a party to this Agreement upon execution of a Notice of Adoption of this Agreement in the form of Exhibit B by such purchaser who will thereupon become bound by the conditions of and entitled to the benefits of this Agreement as an “Investor” and Schedule I shall be updated accordingly.

(d) DELIVERY. At each closing under this Agreement, (i) each Investor purchasing a Note under this Agreement will deliver to the Company a check or wire transfer of funds in the amount of the Investor’s loan amount and (ii) the Company will issue and deliver to the Investor a Note in favor of the Investor in the principal amount of the Investor’s loan amount.

3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE COMPANY. To induce the Investors to enter into this Agreement and to purchase the Notes, the Company hereby represents and warrants to the Investors on the date of the Initial Closing and each Additional Closing as follows:

(a) ORGANIZATION, GOOD STANDING, CORPORATE POWER AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company.

(b) AUTHORIZATION. All corporate action required to be taken by the Company’s board of directors and stockholders in order to authorize the Company to enter into this Agreement, and to perform its obligations under this Agreement, including the issuance and delivery of the Notes and the reservation of the equity securities issuable upon conversion of the Notes has been taken or will be taken prior to the issuance of those equity securities. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the closing, and the issuance and delivery of the Notes has been taken or will be taken prior to the issuance of these securities. This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) VALID ISSUANCE OF SECURITIES. The Notes, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or the applicable securities, applicable state and federal securities laws and liens or encumbrances created by or imposed by an Investor. Assuming the accuracy of the representations of the Investors in this Agreement and subject to the filings described in Section 3(d), the Notes will be issued in compliance with all applicable federal and state securities laws. The capital stock of the Company issuable upon conversion of the Notes, when issued in compliance with the provisions of this Agreement, the Notes and the Company’s certificate of incorporation, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or the applicable securities, applicable federal and state securities laws and liens or encumbrances created by or imposed by an Investor.

(d) GOVERNMENT CONSENTS AND FILINGS. Assuming the accuracy of the representations made by the Investors in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) filings pursuant to Regulation D of the Securities Act of 1933, and applicable state securities laws, which have been made or will be made in a timely manner and (ii) the filing of an amended and restated certificate of incorporation, which will have been filed as of the initial closing.

(e) COMPLIANCE WITH OTHER INSTRUMENTS AND LAWS. The Company is not in violation or default, the violation of which would have a Material Adverse Effect, (i) of any provisions of its certificate of incorporation or bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreements and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

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(f) NO FINDER’S FEES. The Company represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g) BAD ACTOR DISQUALIFICATION.

(i) No Disqualification Events. With respect to Securities (as hereinafter defined) to be offered and sold hereunder in reliance on Rule 506 under the Securities Act of 1933 (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the transactions contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities (calculated on the basis of voting power), nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of such sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)–(viii) under the Securities Act of 1933 (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

(ii) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(iii) Notice of Disqualification Events. The Company will notify the Investors in writing, prior to any closing hereunder of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

4. REPRESENTATIONS OF THE INVESTORS. To induce the Company to enter into this Agreement and to sell the Notes, each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

(a) AUTHORIZATION. The Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) PURCHASE FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement, the Investor hereby confirms, that the Notes and the securities issuable upon conversion of the Notes (the Notes and securities issuable upon conversion of the Notes collectively, the “Securities”) to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor has not been formed for the specific purpose of acquiring the Securities.

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(c) DISCLOSURE OF INFORMATION; SOPHISTICATION. The Investor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities. The Investor has received all information it has requested from the Company that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor represents and warrants that it has the knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of this investment. The Investor acknowledges that investment in the Securities involves a high degree of risk and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investors to rely thereon.

(d) RESTRICTED SECURITIES. The Investor understands that the Notes have not been, and will not be, registered under the Securities Act of 1933, by reason of a specific exemption from the registration provisions of the Securities Act of 1933 which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Notes are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Notes for resale. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Notes, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation and may not be able to satisfy.

(e) LEGENDS. The Investor understands that the Notes may bear one or all of the following legends (in substantially the form set forth below):

(i) “THE NOTES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii) Any legend required by the securities laws of any state to the extent such laws are applicable to the Notes represented by the certificate so legended.

(f) NO PUBLIC MARKET. The Investor understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

(g) ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933.The Investor satisfies the criteria indicated on the signature page hereto.

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(h) FOREIGN INVESTORS. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(i) NO GENERAL SOLICITATION. Neither the Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(j) EXCULPATION AMONG INVESTORS. The Investor acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Investor agrees that neither any Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(k) RESIDENCE, INVESTMENT DECISION. The Investor’s residence or principal place of business, and the location where the Investor made the decision to purchase the Notes, is in the state set forth in the Investor’s address on the signature page hereto.

(l) NO FINDER’S FEES. Each Investor represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Investor or any of its officers, employees, or representatives is responsible.

(m) FURTHER ASSURANCES. Each Investor agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with federal or state securities laws or other regulatory approvals.

5. FURTHER AGREEMENTS.

(a) USE OF PROCEEDS. In accordance with the directions of the Company’s board of directors, the Company will use the proceeds from the sale of the Notes for mergers and acquisitions, working capital and other general corporate purposes.

6. MISCELLANEOUS.

(a) SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the closings under this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investors or the Company.

(b) SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(c) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

(d) COUNTERPARTS; FACSIMILE. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or:(a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section.

(h) ATTORNEYS’ FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the Notes, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(i) AMENDMENTS AND WAIVERS.  Any term of this Agreement may be amended, terminated or waived only with the written consent of (i) the Company and (ii) (A) the holders of the majority of the then-outstanding principal amount of the Notes or (B) for an amendment, termination or waiver effected prior to the Initial Closing, Investors obligated to purchase the majority of the principal amount of the Notes to be issued at the Initial Closing; provided that if one single Investor holds the majority of the then-outstanding principal amount of the Notes (or, prior to the Initial Closing, if one single Investor is obligated to purchase a majority of the principal amount of the Notes to be issued at the Initial Closing), no amendment, termination or waiver of this Agreement shall be effective unless the written consent of the Investor holding the second largest aggregate principal amount of the Notes (or, prior to the Initial Closing, the Investor obligated to purchase the second largest principal amount of the Notes to be issued at the Initial Closing) has also been obtained.  Any amendment or waiver effected in accordance with this Section shall be binding upon the Investors and each transferee of the Securities, each future holder of all such securities, and the Company.

(j) SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(k) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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(l) ENTIRE AGREEMENT. This Agreement (including the exhibits hereto) and the Notes constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

(m) DISPUTE RESOLUTION. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Arizona for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Arizona, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party will bear its own costs in respect of any disputes arising under this Agreement.Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Arizona or any court of the State of Arizona having subject matter jurisdiction.

(n) NO COMMITMENT FOR ADDITIONAL FINANCING. The Company acknowledges and agrees that no Investor has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Notes as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Investor or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Investor or its representatives and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Investor and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. Each Investor shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

(o) WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that Faegre Drinker Biddle & Reath LLP, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Faegre Drinker Biddle & Reath LLP’s representation of certain of the Investors in such unrelated matters and to Faegre Drinker Biddle & Reath LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

FCCC, INC.

By:	/s/ Daniel Loftus
Daniel Loftus, Director

NOTICE INFORMATION

Address:

E-mail:

Facsimile:

Note Purchase Agreement	Signature Page

INVESTOR:

By:	/s/ Frederick Farrar
Frederick Farrar

TIN/SSN:	[provided separately to company]
Address:	[on file with company]
E-mail:	[on file with company]

Mark all that are applicable:

☒	Investor is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.
☐

Investor is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year or an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐

Investor is an entity all of whose members are either (a) individuals with a net worth, or a joint net worth together with the individual’s spouse, in excess of $1,000,000, (b) individuals that had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year or (c) individuals that had with the individual’s spouse joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐

Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities and is one or more of the following (check one or more, as appropriate):
☐ an organization described in Section 501(c)(3) of the Internal Revenue Code;
☐ a corporation; ☐ a Massachusetts or similar business trust; or
☐ a partnership.
☐

Investor is a trust with total assets exceeding $5,000,000 that was not formed for the specific purpose of acquiring securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the securities.

☐	Investor is a director or executive officer of the Company.

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SCHEDULE I

SCHEDULE OF INVESTORS

INVESTOR	AGGREGATE COMMITTED LOAN AMOUNT	PRINCIPAL AMOUNT OF NOTE ISSUED AT INITIAL CLOSING	DATE OF INITIAL NOTE ISSUE	PRINCIPAL AMOUNT OF NOTE ISSUED AT ADDITIONAL CLOSINGS	DATE OF ADDITIONAL NOTE ISSUE
Frederick Farrar	$65,000	$65,000	21 Sep 2020	--	--

Note Purchase Agreement	Schedule I

EXHIBIT A

FORM OF CONVERTIBLE NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

FCCC, INC.

CONVERTIBLE PROMISSORY NOTE

$[●]	[●], 2020

1. PROMISE TO PAY. For value received, FCCC, Inc., a Connecticut corporation (the “Company”), promises to pay to [●] (the “Investor”), at such place as the Investor may from time to time in writing designate to the Company, the principal sum of $[●], together with all accrued but unpaid interest thereon as set forth below.

2. NOTE PURCHASE AGREEMENT. This Note is issued by the Company pursuant to that certain Note Purchase Agreement between the Company and the investors as of the date hereof (the “Agreement”).All capitalized terms not otherwise defined herein having the meaning set forth in the Agreement. By acceptance of this Note, Investor expressly agrees, for the benefit of the present and future holders of such indebtedness, to be bound by the provisions of this Note and the Agreement.

3. PAYMENT TERMS; MATURITY.

(a) Interest on the unpaid principal balance of this Note will accrue at the rate of 5% per annum. Accrual of interest will commence on the date of this Note, will continue until this Note is fully paid, and will be payable in a single installment at maturity as set forth below. The interest rate will be computed on the basis of the actual number of days elapsed in a 360-day year. If not sooner converted as provided below, the entire unpaid principal balance, together with all accrued but unpaid interest, will be due and payable in cash on October 31, 2022. (the “Maturity Date”).

(b) The Maturity Date of this Note and all of the other Notes may be extended by the holder. All payments of interest and principal will be made in lawful money of the United States of America and will be made pro rata amongst the holders of any Notes issued pursuant to the Agreement without any deduction by way of set-off, counterclaim, or otherwise. All payments will be applied first to interest and thereafter to principal. All payments will be made to the Investors at their respective addresses set forth in the Agreement or at such other address as is provided in writing to the Company.

4. UNSECURED OBLIGATION. This Note represents an unsecured obligation of the Company.

5. PARI PASSU. This Note will be pari passu with all other Notes issued pursuant to this Agreement with respect to right of payment and priority.

6. PREPAYMENT. This Note may be prepaid by the Company in whole or in part at any time without penalty or premium, at the option of the Company. However, the Company will give the holder of this Note ten days’ prior written notice of any such prepayment and, at the time of prepayment, the Company will pay all accrued but unpaid interest on the portion of the principal balance prepaid.

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7. CONVERSION. The Investor shall have the option, on or prior to the Maturity Date, to convert all (but not less than all) of the principal and accrued but unpaid interest under this Note into the Company’s common stock, no par value (the “Common Stock”), at a conversion price of $0.23 per share (the “Conversion Price”). The Company will authorize and reserve at the closing and will at all times prior to the conversion or repayment of the Notes maintain, a number of shares of Common Stock sufficient to permit the conversion of the outstanding principal and interest under the Notes. In order to exercise the right of conversion, the Investor will cause a written notice of conversion from the Investor to be delivered to the Company within 10 business days of the date of such conversation.

8. ACTIONS ON CONVERSION. If the Investor exercises its right to convert this Note pursuant to Section 7 above, the Investor (a) will execute such purchase and other agreements executed by the other purchasers of the Equity Securities and (b) will surrender this Note to the Company at its principal office for cancellation. As promptly as practicable after receipt of the Note and the signature pages required by this Section, the Company will issue a certificate or certificates for the number of full shares of Common Stock issuable upon conversion.

9. ADJUSTMENTS.

(a) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Conversion Price as provided in this Section 9, the Investor shall thereafter be entitled to purchase, at the Conversion Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share or unit) obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

(b) ADJUSTMENTS FOR DIVIDEND, SUBDIVISION OR COMBINATION. If the Company shall, at any time or from time to time after the date on which this Note was issued by the Company pursuant to the Agreement (the “Original Issue Date”), (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or any securities (directly or indirectly) convertible into or exchangeable for Common Stock (“Convertible Securities”) or in warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities (“Options”), or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. Any adjustment under this Section 9(b) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective. For the avoidance of doubt, Options are not themselves Convertible Securities.

(c) ADJUSTMENTS FOR REORGANIZATIONS, RECLASSIFICATIONS OR SIMILAR EVENTS. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another person, (iv) sale of all or substantially all of the Company’s assets to another person or (v) other similar transaction (other than any such transaction covered by Section 9(b)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Note shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, be convertible into the kind and number of shares of stock or other securities or assets of the Company or of the successor person resulting from such transaction to which the Investor would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if this note had converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction (without taking into account any limitations or restrictions on the conversion of this Note); and, in such case, appropriate adjustment (in form and substance satisfactory to the Investor) shall be made with respect to the Investor's rights under this Note to insure that the provisions of this Section 9 shall thereafter be applicable, as nearly as possible, to this Note in relation to any shares of stock, securities or assets thereafter acquirable upon conversion of this Note (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing person is other than the Company, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 9(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Note and satisfactory to the Investor, the obligation to deliver to the Investor such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Investor shall be entitled to receive upon conversion of this Note.

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(d) ADJUSTMENTS UPON ISSUANCE OF COMMON STOCK. Except as provided below and except in the case of an event described in either Section 9(b) or Section 9(c), if the Company shall, at any time or from time to time after the Original Issue Date, issue or sell, or in accordance with Section 9(e) is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Conversion Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to a Conversion Price equal to the lowest price per share at which any such share of Common Stock has been issued or sold (or is deemed to have been issued or sold); provided, that if such issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received an aggregate of $0.01 of consideration for all such shares so issued or deemed to be issued.

(e) ADJUSTMENTS FOR CERTAIN EVENTS. For purposes of determining the adjusted Conversion Price under Section 9(d) hereof, the following shall be applicable:

(i) If the Company shall, at any time or from time to time after the Original Issue Date, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the lowest price per share (determined as provided in this paragraph and in Section 9(e)(v)) for which any one share of Common Stock is issuable upon the exercise of any such Option or upon the conversion or exchange of any Convertible Security issuable upon the exercise of any such Option is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then such share of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of such Convertible Security issuable upon the exercise of such Option shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price under Section 9(d)), at a price per share equal to such lowest price per share. For purposes of this Section 9(e)(i) , the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option or upon the conversion or exchange of any Convertible Security issuable upon the exercise of any such Option shall be equal to the sum (which sum shall constitute the applicable consideration received for purposes of Section 9(d)) of the lowest amounts of consideration, if any, received or receivable by the Company as consideration with respect to any one share of Common Stock upon each of (A) the granting or sale of the Option, plus (B) the exercise of the Option, plus (C) in the case of an Option which relates to Convertible Securities, the issuance or sale of the Convertible Security and the conversion or exchange of the Convertible Security. Except as otherwise provided in Section 9(e)(iii), no further adjustment of the Conversion Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon the exercise of such Options.

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(ii) If the Company shall, at any time or from time to time after the Original Issue Date, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the lowest price per share (determined as provided in this paragraph and in Section 9(e)(v) ) for which one share of Common Stock is issuable upon the conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Convertible Securities, then such share of Common Stock issuable upon conversion or exchange of such Convertible Security shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price under Section 9(d)), at a price per share equal to such lowest price per share. For purposes of this Section 9(e)(ii), the lowest price per share for which any one share of Common Stock is issuable upon the conversion or exchange of any such Convertible Security shall be equal to the sum (which sum shall constitute the applicable consideration received for purposes of Section 9(d)) of the lowest amounts of consideration, if any, received or receivable by the Company as consideration with respect to any one share of Common Stock upon each of (A) the granting or sale of the Convertible Security, plus (B) the conversion or exchange of the Convertible Security. Except as otherwise provided in Section 4(d)(iii), no further adjustment of the Conversion Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities or by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of this Section 9(e).

(iii) Upon any change in any of (A) the lowest amounts of consideration, if any, received or receivable by the Company as consideration with respect to any one share of Common Stock upon the granting or sale of any Options or Convertible Securities referred to in Section 9(e)(i) or Section 9(e)(ii) hereof, (B) the lowest amounts of additional consideration, if any, payable to the Company with respect to any one share of Common Stock upon exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 9(e)(i) or Section 9(e)(ii) hereof, (C) the rate at which Convertible Securities referred to in Section 9(e)(i) or Section 9(e)(ii) hereof are convertible into or exchangeable for Common Stock, or (D) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 9(e)(i) hereof or any Convertible Securities referred to in Section 9(e)(ii) hereof (in each case, other than in connection with an Excluded Issuance), then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the Conversion Price pursuant to this Section 9) the Conversion Price in effect at the time of such change shall be adjusted or readjusted, as applicable, to the Conversion Price which would have been in effect at such time pursuant to the provisions of this Section 9 had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate or maximum number of shares, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment or readjustment the Conversion Price then in effect is reduced.

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(iv) Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 9 (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the Conversion Price then in effect hereunder shall forthwith be changed pursuant to the provisions of this Section 9 to the Conversion Price that would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(v) If the Company shall, at any time or from time to time after the Original Issue Date, issue or sell, or is deemed to have issued or sold in accordance with Section 9(e), any shares of Common Stock, Options or Convertible Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be $0.01; or (D) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Board and the Investor.

(f) Miscellaneous.

(i) All calculations under this Section 9 shall be made to the nearest cent or to the nearest one tenth (1/10) of a share (or other unit), as the case may be.

(ii) No adjustment in a Conversion Price need be made if such adjustment would result in a change in such Conversion Price of less than $0.01.Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in such Conversion Price.

(iii) Whenever the Conversion Price shall be adjusted as provided in this Section 9, the Company shall prepare a statement showing the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment and provide such statement to the Investor of this Note. No notice of adjustment in the Conversion Price shall be required by this Section 9 unless such adjustment results in a change in such Conversion Price of $0.01 per share or greater. In the event of an adjustment in the Conversion Price which is less than $0.01 per share, the Secretary of the Company shall maintain a written ledger identifying such adjustment in the Conversion Price and such information shall be made available to the Investor of this Note upon request.

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(iv) All Common Stock issuable upon the conversion of this Note pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Common Stock are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

(v) The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Common Stock upon conversation of this Note.

(vi) The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may reasonably be requested by the Investor in order to protect the exercise rights of the Investor against dilution or other impairment, consistent with the tenor and purpose of this Note.

(g) Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, the operation of, and any adjustment of the Conversion Price pursuant to, this Section 9 may be waived, either prospectively or retroactively and either generally or in a particular instance, in each case by the Investor. Any waiver pursuant to this Section 9 shall bind all future holders of this Note.

10. RESTRICTION ON TRANSFER OF THE NOTE. Any sale or transfer of this Note must comply with the requirements contained in the Agreement.

11. COLLECTION FEES. If the principal and interest on this Note is not paid when due, and this Note has not been converted to equity securities of the Company, whether or not collection is initiated by any judicial proceeding, or this Note is placed in the hands of an attorney for collection, the Company must pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the Investor in connection therewith.

12. EVENTS OF DEFAULT.

(a) AUTOMATIC EVENT OF DEFAULT. The entire unpaid principal balance, together with accrued and unpaid interest thereon, will become immediately due and payable upon the insolvency of the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the Federal Bankruptcy Act, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

(b) OPTIONAL EVENT OF DEFAULT. The entire unpaid principal balance, together with accrued and unpaid interest thereon, will become immediately due and payable upon the declaration of the Majority Investors and written notice to the Company upon any of the following:

(i) the Company fails to timely pay any of the principal amount due under this Note on the date the principal becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable, and such failure is not remedied within five days of notice of payment to the Company by the Majority Investors; or

(ii) the Company defaults in its performance of any covenant under the Agreement.

13. NO RIGHTS OR LIABILITIES AS HOLDER OF EQUITY INTERESTS. This Note does not of itself entitle the Investor to any voting rights or other rights as a holder of equity interests in the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Investor, shall cause the Investor to be a holder of Equity Interests in the Company for any purpose.

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14. AMENDMENTS AND WAIVERS. Any term of this Note may be amended, terminated or waived only with the written consent of the Company and the Investor

15. WAIVER OF NOTICE, PROTEST AND DEMAND. The Company hereby waives presentment for payment, notice of nonpayment, protest, notice of protest, and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agrees to not require the Investor to first initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Note.

16. TITLES AND SUBTITLES. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

17. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

18. DISPUTE RESOLUTION. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Arizona for the purpose of any suit, action or other proceeding arising out of or based upon this Note, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Note except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Arizona, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or the subject matter hereof may not be enforced in or by such court. Each party will bear its own costs in respect of any disputes arising under this Note. Each of the parties to this Note consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Arizona or any court of the State of Arizona having subject matter jurisdiction.

[Remainder of page intentionally left blank—signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer and to be dated as of the date first written above.

FCCC, INC.

By:
Daniel Loftus
Director

EXHIBIT B

NOTICE OF ADOPTION

This Notice of Adoption (“Adoption Notice”) is executed by the undersigned (the “Adopting Party”) pursuant to the terms of that certain Note Purchase Agreement dated as of September 21, 2020, as may be amended from time to time (the “Agreement”), by and among FCCC, Inc., a Connecticut corporation, and the other parties thereto. Capitalized terms used but not defined herein will have the respective meanings ascribed to such terms in the Agreement. By the execution and delivery of this Adoption Notice, the Adopting Party agrees as follows:

1. Acknowledgment. Adopting Party acknowledges that Adopting Party is purchasing the Notes set forth below.

2. Agreement. Adopting Party: (i) agrees that the Notes acquired by Adopting Party will be bound by and subject to the terms of the Agreement; and (ii) hereby adopts the Agreement with the same force and effect as if Adopting Party were originally an Investor, with its representations and warranties effective as of the date hereof.

3. Notice. Any notice required or permitted by the Agreement will be given to Adopting Party at the address or facsimile listed beside Adopting Party’s signature below.

IN WITNESS WHEREOF, the Adopting Party has caused this Notice of Adoption to be executed by its duly authorized representative as of the date first written below.

Aggregate Principal Amount of
Notes Purchased:
Printed Name of Adopting Party
Date:

Address:

Signature

Email:

Facsimile: (___)_____________________	Printed Name and Title

Mark all that are applicable:

☐	Investor is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.
☐

Investor is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year or an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐

Investor is an entity all of whose members are either (a) individuals with a net worth, or a joint net worth together with the individual’s spouse, in excess of $1,000,000, (b) individuals that had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year or (c) individuals that had with the individual’s spouse joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐

Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities and is one or more of the following (check one or more, as appropriate):
☐ an organization described in Section 501(c)(3) of the Internal Revenue Code;
☐ a corporation; ☐ a Massachusetts or similar business trust; or
☐ a partnership.
☐

Investor is a trust with total assets exceeding $5,000,000 that was not formed for the specific purpose of acquiring securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the securities.

☐	Investor is a director or executive officer of the Company.